UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X]    Preliminary Information Statement

[   ]    Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[   ]    Definitive Information Statement

AGORA HOLDINGS, INC.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No:
3)	Filing Party:
4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF AGORA HOLDINGS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

AGORA HOLDINGS, INC.
170 Rimrock Road, Unit #2
North York, Ontario, Canada M3J 3A6
  (855)-561-4541

INFORMATION STATEMENT
(Preliminary)

December [•], 2016

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of Agora Holdings, Inc. (the “Company”):

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of Agora Holdings, Inc., a Utah corporation (the “Company”), to notify the Stockholders that on December 20, 2016, the Company received a majority written consent in lieu of a meeting of the holders (“Majority Stockholders”), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company.   The Majority Stockholders authorized the following:

1.  A reverse stock split at a ratio of 1 for 10, meaning that each 10 shares of the Company’s common stock shall become 1 share of the Company’s common stock upon completion of the reverse stock split.

2.  An amendment to the Company’s articles of incorporation in order to effect the reverse stock split.

On November 15, 2016, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholders that they approve the reverse stock split.  On December 20, 2016, the Majority Stockholders approved the reverse stock split by written consent in lieu of a meeting, in accordance with Utah law.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about December ___, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying Information Statement carefully.

December 20, 2016	/s/ Ruben Yakubov
Ruben Yakubov
President

AGORA HOLDINGS, INC.
170 Rimrock Road, Unit #2
North York, Ontario, Canada M3J 3A6
  (855)-561-4541

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value per share and the preferred stock, $0.001 par value per share, of Agora Holdings, Inc., a Utah corporation, which we refer to herein as the “Company,” “we,” “our” or “us.”  The mailing date of this Information Statement is on or about December __, 2016.  The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

As of the date of this Information Statement, the authorized capital stock of the Company consisted of 500,000,000 shares of common stock, par value $0.001 per share, of which 121,232,883 shares are issued and outstanding and 100,000,000 shares of Preferred Stock, $0.10 par value, none of which are issued and outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On December 20, 2016, the Company's Majority Stockholders adopted by written consent to approve the reverse stock split of the Company's Common Stock, $0.001 par value per share, by a ratio of one for ten with such reverse stock split to be effective about January 20, 2016.  Pursuant to the regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purposes of (1) informing stockholders, in the manner required under the Utah Revised Business Corporation Act, of this transaction, and (2) informing stockholders, in the manner required under the Exchange Act, of this transaction before it takes effect. The Company is not seeking written consent from any of its other stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken.  In addition, pursuant to the laws of Utah, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of a definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as "may,” “will” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” "potential,” “continue,” or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: Stockholders owning a majority of the combined voting power of our outstanding shares of common stock took action by written consent in lieu of a stockholders’ meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholders take?

A: The stockholders executed a written consent on December 20, 2016 approving the proposal that we effect a 1 for 10 reverse stock split of the Company’s common stock. Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action.  The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.  Subsequent to filing the amendment to the Articles of Incorporation reflecting the reverse stock split, we must notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated public date of the reverse stock split.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Utah law in connection with the actions taken by written consent.

Q: Where can I find more information about the Company?

A: As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact us in writing at our principal executive offices at 170 Rimrock Road, Unit #2, North York, Ontario, Canada M3J 3A6.

SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary.  This summary also provides cross-references to the location in the Information Statement of the information summarized.

 REVERSE STOCK SPLIT

REASONS

We believe that the reverse stock split will provide us and our stockholders with certain benefits, such as those resulting from the potential increase in the per share market price of our common stock. We believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split.

Potential Effects of the Reverse Stock Split

The reverse stock split will affect all holders of our common stock uniformly. Once the reverse stock split is effected, each stockholder will own a reduced number of shares of our common stock. However, the reverse stock split will not reduce any stockholder’s percentage ownership interest in us, except for minor adjustments that may result from the treatment of fractional shares, discussed below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be reduced by the reverse stock split (subject to the treatment of fractional shares). The number of stockholders of record will not be affected by the reverse stock split, unless a stockholder holds less than 10 shares of our common stock prior to the reverse stock split.

The principal effects of the reverse stock split will be that:

●
Each amount of 10 shares of our common stock will automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of common stock without any further action by us or the holder thereof;

●
the reverse stock split will reduce the total number of shares of our common stock outstanding, but will not change the number of authorized shares of our common stock under our amended articles of incorporation. Since the number of issued and outstanding shares of our common stock will decrease, the number of shares of our common stock remaining available for issuance will increase;

●
the number of shares held by each individual stockholder will be reduced, resulting in the increase in the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis, which could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares;

●
all outstanding options, warrants, notes, debentures and other securities convertible into our common stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the reverse stock split ratio.

The number of authorized shares of our common stock will not be reduced as a result of the reverse stock split.

Potential Disadvantages of the Reverse Split

Unknown factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock.  As a result, even if the reverse stock split is effected, it may not result in the intended benefits described above, and the market price of our common stock may not increase following the reverse stock split or even if it does, the market price of our common stock may decrease in the future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of December 20, 2016 of (i) each person known to us to beneficially own more than 5% of Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group.  As of March 30, 2016, there were a total of 121,232,883 shares of Common Stock outstanding, and no Preferred Shares outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.  The column entitled “Percentage of Outstanding Common Stock” shows the percentage of voting common stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of December 20, 2016 through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Holders
Name of Beneficial	No. of Shares Beneficially	Number of Securities Underlying Options That Are	Percentage of Ownership(1)(2)
Owner	Owned	Unexercised
Executive Officers and Directors:
Danail Terziev, CEO and Director(3)	70,000,000	0	57.7%
Ilya Kaplan, Secretary, Treasurer and Director(4)	0	0	0%
Ruben Yakubov, President and Director(5)	20,020	0	0.0002%
All Officers and
Directors as a Group (3 persons)	70,020,020	0	57.8%
Five Percent Stockholders:
Alena Ivanova(3)	10,000,000	0	8.3%
Ioulia Chpilevskaia(4)	9,156,784	0	7.6%
Rosa Shimonov(5)	8,944,895	0	7.4%
Notes

(1)
All ownership is beneficial and of record, unless indicated otherwise based on 121,232,883 shares outstanding as of the date of this registration statement.  The address for all officers and directors is 170 Rimrock Road, Unit #2, North York, Ontario, Canada M3J 3A6.

(2)	The Beneficial owner has sole voting and investment power with respect to the shares shown
(3) (4) (5)
Alena Ivanova has an address located in Richmond Hill, Ontario, Canada.
The address for Ioulia Chpilevskaia is 49 Givon Street, Vaughan, Ontario Canada L6A 4L8.
The address for Rosa Shimonov is 30 North Park Road, #1408, Thorn Hill, Ontario, Canada L4J 0G6.

REVERSE STOCK SPLIT

The Board of Directors and the Majority Stockholders have approved, a 1 for 10 reverse stock split of our common stock.  The Board of Directors has determined that this reverse stock split is advisable and in the best interests of us and our stockholders to be more reflective of our business ventures.

Amendment to Articles of Incorporation

In connection with the reverse stock split, we will file with the State of Utah an amendment to our articles of incorporation to reflect the reverse stock split.

No Appraisal Rights

Under the Utah Revised Business Corporation Act, stockholders are not entitled to appraisal rights with respect to the proposed Reverse Stock Split and amendment to our articles of incorporation.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about the Company that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the reverse stock split will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about January 20, 2017

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on March 30, 2016, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about December __, 2016 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

December 20, 2016

AGORAH HOLDINGS, INC.

/s/Ruben Yakubov
Ruben Yakubov
President